EXHIBIT 99.1

OFFER TO PURCHASE

TO:	9284-0784 Québec Inc.
315-825 boul. Lebourgneuf
Québec, QC, G2J 0B9
Attention: Claudio Volpato

The undersigned, ROI DEV Canada Inc. ("Purchaser") hereby offers to purchase from you ("Vendor") that certain vacant property located in the City of Beauport, Province of Quebec, known and designated as follows, the whole subject to the terms and conditions set out in this offer:

i)          An immovable known and designated as lot number ONE MILLION SEVEN HUNDRED AND NINE THOUSAND THREE HUNDRED AND THIRTY TWO (1,709,332) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 153,085.41 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

ii)         An immovable known and designated as lot number THREE MILLION FOUR HUNDRED AND FORTY FIVE THOUSAND TWO HUNDRED AND ELEVEN (3,445,211) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 683,510.46 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

iii)        An immovable known and designated as lot number FOUR MILLION FOUR HUNDRED AND TWENTY THOUSAND EIGHT HUNDRED AND FORTY NINE (4,420,849) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 694,887.92 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

iv)         An immovable known and designated as lot number FIVE MILLION FOUR HUNDRED AND EIGHTEEN THOUSAND TWO HUNDRED AND ONE (5,418,201) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 439,757.41 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

(hereinafter collectively referred to as the "Property").

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1.	PRICE

The Purchase Price of the Property shall be of FIVE MILLION NINE HUNDRED THIRTEEN THOUSAND SEVEN HUNDRED TWENTY THREE DOLLARS ($5,913,723), calculated at the rate of THREE DOLLARS ($3.00) per square foot of the area of the Property (hereinafter referred to as the "Purchase Price") and shall be payable as follows:

(a) THREE HUNDRED THOUSAND Dollars ($300,000) as a deposit (hereinafter referred to as the "First Deposit") against the total Purchase Price by cheque payable to the Vendor, to be paid upon the Vendor's acceptance of this offer to purchase;

(b)	FIVE MILLION Dollars ($5,000,000) as an additional deposit (hereinafter referred to as the "Second Deposit") against the total Purchase Price by cheque payable to Tassé avocats en fidéicommis (hereinafter called the “Trustee”) in Trust, to be paid on closing. The Second Deposit shall be held in Trust until the closing (unless otherwise specified in this offer to purchase), and shall until such time, be invested in a term deposit with a Canadian chartered bank, and the interest thereon shall (unless otherwise specified in this offer to purchase) be for the benefit of the Purchaser; and

(c)	The balance of the Purchase Price shall be payable in cash upon closing. On the closing date, the principal amount of the Second Deposit and the balance of Purchase Price shall be deposited with Purchaser's Notary in an interest-bearing account pending publication of the signed Deed of Sale (as defined in section 2 below) in the land register of the Office of Publication of Rights for the City of Québec without conflicting intervening entries. On or before the expiry of the business day following the closing date, the Purchaser's Notary shall present the Deed of Sale for publication at said Publication Office. The Purchaser's Notary, forthwith upon being able to provide the Purchaser with an opinion that the Deed of Sale has been published without conflicting intervening entries, shall remit the principal amount of the Second Deposit and the balance of Purchase Price together with accrued interest to the Vendor.

If the Deed of Sale is not fully executed within the delays stipulated in section 5 (Closing) by reason other than the default of the Purchaser, the First Deposit and the Second Deposit, together with all interest accrued thereon, shall be returned to the Purchaser forthwith. If the Deed is not fully executed within the delays stipulated in section 5 (Closing) by reason of the default of the Purchaser, the Vendor shall keep the First Deposit as liquidated Damages and return the Second Deposit, together with all interest accrued on the Second Deposit to the Purchaser.

2.	PARTIE'S REPRESENTATIONS AND WARRANTIES:

The Vendor hereby represents and warrants to the Purchaser that, as of the date of acceptance by the Vendor hereof and the closing date (unless the agreement resulting from the acceptance of this offer to purchase (hereinafter referred to as the "Agreement") is earlier terminated), all of the representations and warranties set out in the draft deed of sale attached hereto as Exhibit A (the “Deed of Sale”) are true.

The Purchaser hereby represents and warrants to the Vendor that, as of the date of acceptance by the Purchaser hereof and the closing date (unless the agreement resulting from the acceptance of this offer to purchase (hereinafter referred to as the "Agreement") is earlier terminated), all of the representations and warranties set out in the draft deed of sale attached hereto as Exhibit A (the “Deed of Sale”) are true.

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3.	SURVIVAL OF DECLARATIONS

The declarations of the Vendor set forth in section 2 above shall survive the signing hereof, and notwithstanding such signing, shall continue in full force and effect for the benefit of the Purchaser after the signing hereof and the signature of this agreement.

4.	ESSENTIAL CONDITIONS

(a) The Purchaser's obligation to carry out the transactions contemplated by this offer to purchase is subject to the fulfillment of each of the following conditions on or by the closing date (which conditions are for the sole benefit of the Purchaser and which may be waived by the Purchaser in its sole discretion):

(i)	the representations and warranties of the Vendor set forth in section 2 are true and accurate with the same effect as if made on and as of the closing date;

(ii)	all the terms, covenants and conditions of this offer to purchase to be complied with or performed by the Vendor at or prior to the closing date shall have been complied with or performed;

(iii)	there shall have been no material change in the state or condition of the Property since the date of acceptance hereof;

(iv)	vacant possession of the Property shall be given to the Purchaser; and

(v)	the Vendor has executed the Deed of Sale, substantially in the form attached hereto as Exhibit A;

(b)	If any of the conditions in section 4(a) are not met on the closing date, and such conditions are not waived by the Purchaser on such date, then this offer to purchase shall terminate, in which event, the Purchaser shall be under no further obligation and the First Deposit and Second Deposit, together with accrued interest thereon, shall be returned to the Purchaser forthwith without any recourse of whatsoever nature of one party against the other; and

(c)	The Purchaser shall be entitled to waive compliance with any condition in whole or in part, if it sees fit to do so in its sole discretion, without prejudice to any of its rights of termination in the event of non-performance or non-fulfillment of any other condition in whole or in part.

5.	CLOSING

The Deed of Sale giving effect to this offer to purchase shall be prepared by the Purchaser's Notary, at the Purchaser's expense, and shall be executed in the Purchaser's Notary's offices in the City of Quebec at 3 p.m. June 1st, 2014. In the event the Purchaser has not terminated this offer to purchase in the manner contemplated in section 4(b) but is unwilling or unable to execute the Deed of Sale or pay the entire Purchase Price at the designated closing time, the Vendor shall either (i) terminate this offer to purchase, in which event, the Vendor shall be under no further obligation or (ii) grant the Purchaser until June 30, 2014 to sign the Deed of Sale pay the entire Purchase Price provided that, if such option exercised by the Purchaser, the Purchase Price will be increased by an amount equal to result of the following formula:

I = $1,944 x D

Where:     “I” is the increase in the Purchase Price;

                  “D” is the number of complete days commencing June 2nd 2014 until the date the Deed of Sale is executed by the Purchaser

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6.	DATE OF ACCEPTANCE

This offer to purchase shall be accepted by the Vendor by 5:00 p.m. on the 24th day of March 2014, and otherwise shall be rendered null and void. It is agreed that there is no representation, warranty, collateral agreement or condition affecting this Agreement or the Property or supported thereby other than as expressed herein in writing.

7.	ADJUSTMENTS

Real estate taxes and all other items normally adjusted between a vendor and purchaser shall be apportioned and allowed as of the closing date (the day itself to be apportioned to the Purchaser). As regards installments of special taxes, if any, including interest thereon, the Vendor shall pay such installments falling due prior to the closing date, and the Purchaser shall pay the installments due thereafter. Any insurance maintained by the Vendor shall not be transferred as of closing, but remain the responsibility of the Vendor until closing. A statement of adjustments shall be prepared by the aforesaid Notary and delivered to the Vendor and the Purchaser not less than Five (5) business days before the closing date.

8.	DAMAGE

The Property shall be and remain until the closing date at the risk of the Vendor. Pending closing pursuant to section 5, the Vendor shall hold all insurance policies, if any, and the proceeds thereof in trust for the parties hereto as their interests may appear and in the event of damage, the Purchaser may either terminate this offer to purchase and have the First Deposit and the Second Deposit and other moneys paid hereunder by the Purchaser returned without deduction but with any interest accrued thereon or else take the proceeds of any insurance and complete the purchase.

9.	LIABILITY OF PURCHASER

If the Purchaser shall default in performance of any obligation under this offer to purchase and such default entitles the Vendor to terminate this offer to purchase, such right of termination shall be the Vendor's only remedy and the Vendor shall be entitled to retain the First Deposit as liquidated damages, the Vendor hereby waiving any and all other remedies available to it by law or otherwise.

10.	TIME OF ESSENCE

Time shall in all respects be of the essence of this offer to purchase, provided that the time for doing or completing any matter provided for herein may be extended or abridged by an agreement in writing signed by the Vendor and the Purchaser.

11.	REAL ESTATE COMMISSION

The Purchaser and the Vendor each represent and agree that they have not entered into any agreement, incurred any obligation or know of any facts which might result in an obligation for either party to pay a sales or brokerage commission or finder's fee for this transaction.

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12.	RESIDENCY OF VENDOR

The Vendor shall provide the Purchaser on the closing date with a statutory declaration of a senior officer of the Vendor that the Vendor is not at the time of closing a non-resident of Canada within the meaning of the Income Tax Act (Canada), and the Taxation Act (Quebec).

13.	NOTICE

Any and all written notices required to be given or which may be given under this Agreement shall be delivered personally or by courrier and shall be conclusively deemed to have been given on the day on which the notice was delivered, addressed:

IN THE CASE OF PURCHASER TO:	ROI DEV Canada Inc.
315-825 boul. Lebourgneuf
Québec, QC, G2J 0B9

AND TO:	BDSL LLP
2000-2000, McGill College Avenue
Montreal, Quebec
H3A 3H3
Attn: Me François Senécal

IN THE CASE OF VENDOR TO:	9284-0784 Québec Inc.
315-825 boul. Lebourgneuf
Québec, QC, G2J 0B9

or to such other addresses as the parties hereafter in writing may advise.

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GENERAL PROVISIONS

14.                           This offer to purchase and any agreement arising therefrom shall be binding upon the Parties hereto and their respective heirs, successors and permitted assigns.

15.                           This offer to purchase shall be interpreted and construed in accordance with the laws of the Province of Quebec.

16.                           The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of the provisions hereof.

17.                           Any failure by any party at any time to insist upon the strict performance of any term, condition or covenant contained in this offer to purchase and any agreement arising therefrom shall not be deemed a waiver of its rights at any time thereafter to insist upon the strict performance thereof, or of any other term, condition or other covenant contained herein.

18.                           In the event that any provision of this offer to purchase shall be or become illegal or unenforceable, in whole or in part, the remaining provisions in this offer to purchase shall nevertheless be valid, binding and enforceable in accordance with their terms.

19.                           This offer to purchase and the agreement arising therefrom constitute the entire agreement between the parties and there are no other agreements, oral promises, conditions, representations, understandings, interpretations, or terms of any kind or conditions or inducements as to the execution hereof, or in effect between the parties hereto, and this offer to purchase replaces any prior agreements between any or all of the parties hereto in respect hereof.

20.                           Unless there be something in the context inconsistent therewith, words importing the singular number shall include the plural and vice versa, and words importing the masculine gender shall include the feminine, and words importing persons shall include firms, associations and corporations and vice versa.

21.                           This offer to purchase may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement. In the event that no one counterpart shall be executed by each of the parties hereto, this offer to purchase shall nevertheless be properly executed if each of such parties shall have executed at least one counterpart, no one counterpart need bear the execution of each of them.

22.                           The parties hereto acknowledge having had this offer to purchase and its effects fully explained to them by legal counsel of their choice and confirm that they have understood such explanation.

23.                           All amounts referred to herein are in Canadian Currency.

24.                           The parties hereto agree to do all acts and things and sign all documents necessary to give full force and effect to all of the provisions of this offer to purchase and any agreement arising therefrom.

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25.                           The parties hereto acknowledge that they have required that this offer to purchase and schedules thereto, as well as all documents, notices and legal proceedings executed, given or instituted pursuant hereto or relating directly or indirectly, be drafted in the English language only. \ Les parties reconnaissent avoir exigé la rédaction dans la langue anglaise seulement de la présente offre ainsi que les annexes, ainsi que tous documents, avis et procédures judiciaires exécutées, données ou intentées, directement ou indirectement, à la suite de ou relativement à la présente convention.

ROI DEV Canada Inc.

Per: /s/ Sébastien Cliche

       Sébastien Cliche

PURCHASER

The undersigned hereby accepts the above offer to purchase and agrees with the Purchaser to carry out and comply with the provisions and conditions thereof, and confirms that this offer to purchase, all notices and documents in connection therewith be drawn up in the English language. / Le soussigné accepte cette offre et convient avec l'acquéreur de remplir et de se conformer à toutes conditions et stipulations y écrits. De plus, le soussigné confirme sa volonté que cette offre et tous avis et documents y afférents soient rédigés en anglais.

SIGNED AT QUEBEC, QUEBEC, this 24th day of March, 2014.

9284-0784 Québec Inc.

Per: /s/ Claudio Volpato

       Claudio Volpato

VENDOR

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